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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 28, 2001




                            JUPITER ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)




           Nevada                         000-30996             98-0208667
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(State or other jurisdiction             (Commission           (IRS Employer
      of incorporation)                  File Number)        Identification No.)



94 Rue de Lausanne, CH1202, Geneva, Switzerland
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   (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code: 011-41-22-9000000



         Mezzanine 2, 601 West Broadway, Vancouver, B.C. V5Z 4C2, Canada
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On November 28, 2001, the Registrant entered into an Agreement and Plan of Reorganization, pursuant to which the Registrant acquired 100% of the issued and outstanding equity of Beijing MingHe-Han Science and Technology Co., Ltd. ("MingHe-Han") from the two shareholders of MingHe-Han, in exchange for an aggregate of 30,000,000 shares (post-split) of the Registrant's common stock.

Subsequently, on February 13, 2002, the Registrant elected to rescind the Agreement and Plan of Reorganization and restructure the transaction whereby, in lieu of acquiring MingHe-Han as a wholly-owned subsidiary, the Registrant shall acquire only certain assets consisting of a fabrication plant in the Shunyi District, Beijing, Peoples' Republic of China, 12.6 hectares of industrial zoned land, a four story office building and approximately 40,000 square feet of factory space. The assets shall be delivered, and closing shall be deemed to occur, upon completion of necessary legal requirements in the Peoples' Republic of China to complete transfer of title and legal ownership, and completion of any required audited financial statements. The total consideration paid (in shares of common stock of the Registrant) to the two shareholders of MingHe-Han shall remain unchanged, and the previous change in management shall not be affected. As a result of the restructuring, the transaction does not constitute an acquisition of a business or a business combination. Therefore, financial statements and pro forma financial information otherwise required in connection with the acquisition of a business are not required to be provided in connection with this transaction. However, in the event any financial information is required pursuant to Rule 3-14 of Regulation S-X (relating to the acquisition of real estate properties), such financial information shall be provided in an amendment to this current report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired. No longer required, as described above in Item 2.

         (b) Pro Forma Financial Information. No longer required, as described above in Item 2.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

Exhibit No.       Description
-----------       -----------

2.3               Agreement and Plan of Reorganization dated November 28, 2001.
                  (Incorporated by reference to Exhibit 2.3 of the current report on Form 8-K filed December 14, 2001.)

2.4 Rescission and Restructuring Agreement dated February 13, 2002. (Filed herewith.)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JUPITER ENTERPRISES, INC.



                                       By: /s/ Michael J.A. Harrop
                                          --------------------------------------
                                          Michael J.A. Harrop, President and
                                          Secretary

Date: February 19, 2002



                                        1
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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -----------
2.3               Agreement and Plan of Reorganization dated November 28, 2001.
                  (Incorporated by reference to Exhibit 2.3 of the current
                  report on Form 8-K filed December 14, 2001.)

2.4               Rescission and Restructuring Agreement dated February 13,
                  2002. (Filed herewith.)
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